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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1998 appearing on page 18 of Southwall Technologies Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP
San Jose, California
October 27, 1998